Exhibit 10.43

pledge AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”) is made as of January 22, 2015, by and between TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation (“Pledgor”), and PENTA MEZZANINE SBIC FUND I, L.P., a Delaware limited partnership (together with its successors and assigns, “Purchaser”).

RECITALS

A.           The term “Companies”, as used herein, shall mean collectively all of the following entities: TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, and TWINLAB CORPORATION, a Delaware corporation, TCC CM SUBCO I, INC., a Delaware corporation, TCC CM SUBCO II, INC., a Delaware corporation, and such other borrowers that may become “Companies” under the Note Purchase Agreement (as defined herein); the term “Company”, as used herein, shall mean individually each entity that is one of the Companies; and the term “Issuer” as used herein shall mean, collectively, each of Twinlab Holdings, Inc., a Michigan corporation, TCC CM Subco I, Inc., a Delaware corporation, and TCC CM Subco II, Inc., a Delaware corporation.

B.           Pursuant to that certain Note and Warrant Purchase Agreement, dated November 13, 2014, among Companies and Purchaser (as the same may be amended, supplemented, modified, increased, renewed or restated from time to time, the “Note Purchase Agreement”), Purchaser has agreed to purchase from Companies up to $10,000,000 of secured promissory notes. Companies have and/or will have executed and delivered one or more such promissory notes evidencing the indebtedness incurred by Companies under the Note Purchase Agreement (as the same may be amended, modified, increased, renewed or restated from time to time, and together with all renewal notes issued in respect thereof, collectively the “Notes”). The terms and provisions of the Note Purchase Agreement and Notes are hereby incorporated by reference in this Agreement.

C.           The terms and provisions of the Note Purchase Agreement and Notes are hereby incorporated by reference in this Agreement. This Agreement, the Notes, the Note Purchase Agreement and all of the other documents evidencing, securing and/or governing or executed in connection with the Notes, as the same may be amended, modified, increased, renewed or restated from time to time, are herein referred to collectively as the “Financing Documents”.

D.           The term “Obligations” as used herein, shall have the meaning given to such term in the Note Purchase Agreement.

E.           In connection with Purchaser entering into the Note Purchase Agreement and agreeing to make the credit accommodations under the Note Purchase Agreement and as security for all of the Obligations, Purchaser is requiring that Pledgor shall have executed and delivered this Agreement.

F.           Pledgor is a shareholder of Issuer and, as such, will continue to derive substantial benefit by reason of Purchaser purchasing the Notes.

AGREEMENT

NOW, THEREFORE, to induce Purchaser to enter into the Note Purchase Agreement and to purchase the Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Purchaser hereby incorporate hereby by this reference the foregoing Recitals and hereby covenant and agree as follows:

1.           Grant of Assignment and Security Interest. Pledgor hereby pledges, assigns and grants to Purchaser, as security for the Obligations a security interest in the following property of Pledgor (collectively, the “Collateral”), whether now existing or hereafter created or arising:

(a)          all of the stock, shares, and other equity ownership interests in Issuer now or hereafter held by Pledgor (collectively, the “Ownership Interests”) and all of Pledgor’s rights to participate in the management of Issuer, all rights, privileges, authority and powers of Pledgor as owner or holder of its Ownership Interests in Issuer, all rights, privileges, authority and powers relating to the economic interests of Pledgor as owner or holder or its Ownership Interests in Issuer, including, without limitation, all investment property and general intangibles related thereto, all options and warrants of Pledgor for the purchase of any Ownership Interest in Issuer, all documents and certificates representing or evidencing the Pledgor’s Ownership Interests in Issuer, all whether existing or hereafter arising, and whether arising under any agreement or any bylaws, certificate of formation, articles of incorporation or other governing documents of Issuer (as the same may be amended, modified or restated from time to time) or otherwise, or at law or in equity and all books and records of Pledgor pertaining to any of the foregoing and all options, warrants, distributions, investment property, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and Pledgor shall promptly from time to time at the written request of the Purchaser deliver to Purchaser a certificate duly executed by Pledgor describing such percentage interests, options or warrants and certifying that the same have been duly pledged hereunder;

(b)          all rights to receive cash distributions, profits, losses and capital distributions (including, but not limited to, distributions in kind and liquidating dividends and distributions) and any other rights and property interests related to the Ownership Interests;

(c)          all other securities, instruments or property (including cash) paid or distributed in respect of or in exchange for the Ownership Interests, whether or not as part of or by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of stock (or other Ownership Interests), asset sales, or similar rearrangement or reorganization or otherwise; and

(d)          all proceeds (both cash and non-cash) of the foregoing, whether now or hereafter arising with respect to the foregoing.

2.           Application of Proceeds. Pledgor hereby authorizes and directs the Issuer, following written notice to do so by Purchaser after the occurrence of an Event of Default (as hereinafter defined) under this Agreement, to make direct payment to Purchaser of any amounts due or to become due to Pledgor with respect to the Collateral. Any moneys received by Purchaser shall be applied to the Obligations in such order and manner of application as Purchaser may from time to time determine in its sole discretion.

3.           Rights of Pledgor in the Collateral. Until any Event of Default occurs under this Agreement, Pledgor shall be entitled to exercise all voting rights and to receive all dividends and other distributions that may be paid on any Collateral and that are not otherwise prohibited by the Financing Documents. Any cash dividend or distribution payable in respect of the Collateral that is, in whole or in part, a return of capital or that is made in violation of this Agreement or the Financing Documents shall be received by Pledgor in trust for Purchaser, shall be paid immediately to Purchaser and shall be retained by Purchaser as part of the Collateral. Upon the occurrence and during the continuation of an Event of Default, Pledgor shall, at the written direction of Purchaser, promptly, and in any case within one (1) business day, send a written notice to Issuer instructing Issuer, and shall cause Issuer, to remit all cash and other distributions payable with respect to the Ownership Interests (until such time as Purchaser notifies Pledgor that such Event of Default has ceased to exist) directly to Purchaser. Nothing contained in this paragraph shall be deemed to permit the payment of any sum or the making of any distribution which is prohibited by any of the Financing Documents, if any.

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4.           Representations and Warranties of Pledgor. Pledgor hereby warrants to Purchaser as follows:

(a)          Schedule I and Schedule II are true, correct and complete in all respects;

(b)          All of the pledged Ownership Interests of Pledgor (the “Pledged Interests”) are in certificated form, and are registered in the name of Pledgor;

(c)          The Pledged Interests constitute at least the percentage of all the issued and outstanding Ownership Interests of Issuer as set forth on Schedule I;

(d)          The Pledged Interests listed on Schedule I are the only Ownership Interests of Issuer in which Pledgor has any rights;

(e)          All certificates evidencing the Pledged Interests of Pledgor have been delivered to Purchaser;

(f)          Pledgor has good and marketable title to the Collateral. Pledgor is the sole owner of all of the Collateral, free and clear of all security interests, pledges, voting trusts, agreements, liens, claims and encumbrances whatsoever, other than the security interests, assignments and liens granted under this Agreement and other than Permitted Encumbrances (as defined in the Note Purchase Agreement);

(g)          Pledgor has not heretofore transferred, pledged, assigned or otherwise encumbered any of its rights in or to the Collateral, other than pursuant to Permitted Encumbrances (as defined in the Note Purchase Agreement);

(h)          Other than a requirement of consent of other members contained in the operating agreements governing the Ownership Interests (which such consent has been obtained), Pledgor is not prohibited under any agreement with any other person or entity, or under any judgment or decree, from the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(i)          No action has been brought or threatened that might prohibit or interfere with the execution and delivery of this Agreement or the performance or discharge of the obligations, duties, covenants, agreements, and liabilities contained in this Agreement;

(j)          Pledgor has full power and authority to execute and deliver this Agreement, and the execution and delivery of this Agreement do not conflict with any agreement to which Pledgor is a party or any law, order, ordinance, rule, or regulation to which Pledgor is subject or by which it is bound and do not constitute a default under any agreement or instrument binding upon Pledgor; and

(k)          This Agreement has been properly executed and delivered and constitutes the valid and legally binding obligation of Pledgor and is fully enforceable against Pledgor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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5.           Covenants of Pledgor. Pledgor hereby covenants and agrees as follows:

(a)          To do or cause to be done all things necessary to preserve and to keep in full force and effect its interests in the Collateral, and to defend, at its sole expense, the title to the Collateral and any part of the Collateral;

(b)          To cooperate fully with Purchaser’s efforts to preserve the Collateral and to take such actions to preserve the Collateral as Purchaser may in good faith direct;

(c)          To cause Issuer to maintain proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to the Collateral;

(d)          To deliver and deposit with the Purchaser immediately upon the execution and delivery of this Agreement in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Ownership Interests or other Collateral, and to execute and deliver to Purchaser one or more transfer powers, substantially in the form of Schedule III attached hereto or otherwise in form and content satisfactory to Purchaser, pursuant to which Pledgor assigns, in blank, all Ownership Interests and other Collateral (the “Transfer Powers”), which such Transfer Powers shall be held by Purchaser as part of the Collateral.

(e)          To deliver immediately to Purchaser any certificates that may be issued following the date of this Agreement representing the Ownership Interests or other Collateral, and to execute and deliver to Purchaser one or more Transfer Powers, which such Transfer Powers shall be held by Purchaser as part of the Collateral;

(f)          To execute and deliver to Purchaser such financing statements as Purchaser may request with respect to the Ownership Interests, and to take such other steps as Purchaser may from time to time reasonably request to perfect Purchaser’s security interest in the Ownership Interests under applicable law;

(g)          Not to sell, discount, allow credits or allowances, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral or any part of the Collateral, except for Permitted Encumbrances (as defined in the Note Purchase Agreement);

(h)          After an Event of Default under the Financing Documents (including but not limited to this Agreement), not to receive any dividend or distribution or other benefit with respect to Issuer, and not to vote, consent, waive or ratify any action taken, that would in any such case violate or be inconsistent with any of the terms and provisions of this Agreement, or any of the Financing Documents or that would materially impair the position or interest of Purchaser in the Collateral or dilute the Ownership Interests pledged to Purchaser under this Agreement;

(i)          Not to sell or otherwise dispose of, or create, incur, assume or suffer to exist any lien upon any of the Collateral, other than liens in favor of Purchaser, except for other Permitted Encumbrances (as defined in the Note Purchase Agreement);

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(j)          That Pledgor will, upon obtaining ownership of any other Ownership Interests otherwise required to be pledged to Purchaser, pursuant to any of the Financing Documents, which Ownership Interests are not already Pledged Interests, within ten (10) Business Days deliver to Purchaser a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV hereto (a “Pledge Amendment”) in respect of any such additional Ownership Interests pursuant to which Pledgor shall pledge to Purchaser all of such additional Ownership Interests. Prior to the delivery thereof to Purchaser, all such additional Ownership Interests shall be held by Pledgor separate and apart from its other property and in express trust for Purchaser;

(k)          That Pledgor consents to the admission of Purchaser (and its assigns or designee) as a member, partner or stockholder of Issuer upon Purchaser’s acquisition of any of the Ownership Interests; and

6.           Rights of Purchaser. Purchaser may from time to time and at its option (a) require Pledgor to, and Pledgor shall, periodically deliver to Purchaser records and schedules, which show the status of the Collateral and such other matters which affect the Collateral; (b) verify the Collateral and inspect the books and records of Issuer and make copies of or extracts from the books and records; and (c) notify any prospective buyers or transferees of the Collateral of Purchaser’s interest in the Collateral. Pledgor agrees that Purhcaser may at any time take such steps as Purchaser deems reasonably necessary to protect Purchaser’s interest in and to preserve the Collateral. Pledgor hereby consents and agrees that Purchaser may at any time or from time to time pursuant to the Note Purchase Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Note Purchase Agreement or any other Financing Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Note Purchase Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Note Purchase Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Purchaser at any time against the Obligations in any order as Purchaser may determine pursuant to the terms of the Note Purchase Agreement; all of the foregoing in such manner and upon such terms as Purchaser may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (i) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of any Obligations, (ii) any failure, neglect or omission on Purchaser’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (iii) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (iv) the invalidity or unenforceability of any Obligations or rights in any Collateral under the Note Purchase Agreement, (v) the existence or nonexistence of any defenses which may be available to Pledgor with respect to the Obligations, or (vi) the commencement of any bankruptcy, reorganization; liquidation, dissolution or receivership proceeding or case filed by or against Pledgor or any Company.

7.           Events of Default. The occurrence of any “Event of Default,” as defined in the Note Purchase Agreement, shall constitute an event of default (an “Event of Default”) under this Agreement.

8.           Rights of Purchaser Following Event of Default. Upon the occurrence of an Event of Default under this Agreement (and in addition to all of its other rights, powers and remedies under this Agreement and the Note Purchase Agreement), Purchaser may, at its option, without notice to Pledgor or any other party, do any one or more of the following:

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(a)          Declare any unpaid balance of the Obligations to be immediately due and payable (the occurrence or nonoccurrence of an Event of Default shall in no manner impair the ability of Purchaser to demand payment of any portion of the Obligations that is payable upon demand);

(b)          Proceed to perform or discharge any and all of Pledgor’s obligations, duties, responsibilities, or liabilities and exercise any and all of its rights in connection with the Collateral for such period of time as Purchaser may deem appropriate, with or without the bringing of any legal action in or the appointment of any receiver by any court;

(c)          Do all other acts which Purchaser may deem necessary or proper to protect Purchaser’s security interest in the Collateral and carry out the terms of this Agreement;

(d)          Exercise all voting and management rights of Pledgor as to Issuer or otherwise pertaining to the Collateral, and Pledgor, forthwith upon the request of Purchaser, shall use its best efforts to secure, and cooperate with the efforts of Purchaser to secure (if not already secured by Purchaser), all the benefits of such voting and management rights.

(e)          Sell the Collateral in any manner permitted by the UCC (as defined in the Note Purchase Agreement); and upon any such sale of the Collateral, Purchaser may (i) bid for and purchase the Collateral and apply the expenses of such sale (including, without limitation, attorneys’ fees) as a credit against the purchase price, or (ii) apply the proceeds of any sale or sales to other persons or entities, in whatever order Purchaser in its sole discretion may decide, to the expenses of such sale (including, without limitation, attorneys’ fees), to the Obligations, and the remainder, if any, shall be paid to Pledgor or to such other person or entity legally entitled to payment of such remainder; and

(f)          Proceed by suit or suits in law or in equity or by any other appropriate proceeding or remedy to enforce the performance of any term, covenant, condition, or agreement contained in this Agreement, and institution of such a suit or suits shall not abrogate the rights of Purchaser to pursue any other remedies granted in this Agreement or to pursue any other remedy available to Purchaser either at law or in equity.

Purchaser shall have all of the rights and remedies of a secured party under the UCC and other applicable laws. All costs and expenses, including reasonable attorneys’ fees and expenses, incurred or paid by Purchaser in exercising or protecting any interest, right, power or remedy conferred by this Agreement, shall bear interest at a per annum rate of interest equal to the then highest rate of interest charged on any of the Obligations from the date of payment until repaid in full and shall, along with the interest thereon, constitute and become a part of the Obligations secured by this Agreement.

Pledgor hereby constitutes Purchaser as the attorney-in-fact of Pledgor after the occurrence and during the continuance an Event of Default under the Financing Documents (including but not limited to this Agreement) to take such actions and execute such documents as Purchaser may deem appropriate in the exercise of the rights and powers granted to Purchaser in this Agreement, including, but not limited to, filling-in blanks in the Transfer Power to cause a transfer of the Ownership Interests and other Collateral pursuant to a sale of the Collateral. The power of attorney granted hereby shall be irrevocable and coupled with an interest and shall terminate only upon the payment in full of the Obligations. Pledgor shall indemnify and hold Purchaser harmless for all losses, costs, damages, fees, and expenses suffered or incurred in connection with the exercise of this power of attorney and shall release Purchaser from any and all liability arising in connection with the exercise of this power of attorney (other than any such losses, costs, etc. to the extent solely caused by the Purchaser’s gross negligence or willful misconduct).

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9.           Performance by Purchaser. If Pledgor shall fail to perform, observe or comply with any of the conditions, terms, or covenants contained in this Agreement or any of the other Financing Documents, Purchaser, without notice to or demand upon Pledgor and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of Pledgor, and may enter upon the premises of Pledgor for that purpose and take all such action on the premises as Purchaser may consider necessary or appropriate for such purpose. All sums paid or advanced by Purchaser in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred in connection with the foregoing, together with interest thereon at a per annum rate of interest equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by Pledgor to Purchaser on demand and shall constitute and become a part of the Obligations secured by this Agreement.

10.         Indemnification. Purchaser shall not in any way be responsible for the performance or discharge of, and Purchaser does not hereby undertake to perform or discharge of, any obligation, duty, responsibility, or liability of Pledgor in connection with the Collateral or otherwise. Pledgor hereby agrees to indemnify Purchaser and hold Purchaser harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason of any alleged responsibilities or undertakings on the part of Purchaser to perform or discharge any obligations, duties, responsibilities, or liabilities of Pledgor in connection with the Collateral or otherwise; provided, however, that the foregoing indemnity and agreement to hold harmless shall not apply to losses, liabilities, damages, claims, or demands suffered or incurred by reason of Purchaser’s own gross negligence or willful misconduct. Purchaser shall have no duty to collect any amounts due or to become due in connection with the Collateral or enforce or preserve Pledgor’s rights under this Agreement.

11.         Termination. Upon payment in full of the Obligations, and termination of any further obligation of Purchaser to extend any credit to Companies under the Financing Documents, this Agreement shall terminate and Purchaser shall promptly execute appropriate documents to evidence such termination.

12.         Release. Without prejudice to any of Purchaser’s rights under this Agreement, Purchaser may take or release other security for the payment or performance of the Obligations, may release any party primarily or secondarily liable for the Obligations, and may apply any other security held by Purchaser to the satisfaction of the Obligations.

13.         Pledgor’s Liability Absolute. The liability of Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Pledgor or any other person, nor against other securities or liens available to Purchaser or Purchaser’s respective successors, assigns, or agents. Pledgor waives any right to require that resort be had to any security or to any balance of any deposit account or credit on the books of Purchaser in favor of any other person.

14.         Preservation of Collateral. Purchaser shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral and in preserving rights under this Agreement if Purchaser takes action for those purposes as Pledgor may reasonably request in writing, provided, however, that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by Purchaser to preserve or protect any rights with respect to the Collateral or to do any act with respect to the preservation of the Collateral not so requested by Pledgor shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral.

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15.         Private Sale. Pledgor recognizes that Purchaser may be unable to effect a public sale of the Collateral by reason of certain provisions contained in the federal Securities Act of 1933, as amended, and applicable state securities laws and, under the circumstances then existing, may reasonably resort to a private sale to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account for investment and not with a view to the distribution or resale of the Collateral. Pledgor agrees that a private sale so made may be at a price and on other terms less favorable to the seller than if the Collateral were sold at public sale and that Purchaser has no obligation to delay sale of the Collateral for the period of time necessary to permit Pledgor, even if Pledgor would agree to register or qualify the Collateral for public sale under the Securities Act of 1933, as amended, and applicable state securities laws. Pledgor agrees that a private sale made under the foregoing circumstances and otherwise in a commercially reasonable manner shall be deemed to have been made in a commercially reasonable manner under the UCC.

16.         General.

(a)          Final Agreement and Amendments. This Agreement, together with the other Financing Documents, constitutes the final and entire agreement and understanding of the parties and any term, condition, covenant or agreement not contained herein or therein is not a part of the agreement and understanding of the parties. Neither this Agreement, nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

(b)          Waiver. No party hereto shall be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing (and, without limiting the generality of the foregoing, no delay or omission by any party hereto in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made in any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. No single or partial exercise of any power or right shall preclude other or further exercise of the power or right or the exercise of any other power or right. No course of dealing between the parties hereto shall be construed as an amendment to this Agreement or a waiver of any provision of this Agreement. No notice to or demand on Pledgor in any case shall thereby entitle Pledgor to any other or further notice or demand in the same, similar or other circumstances.

(c)          Headings. The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

(d)          Construction. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Agreement. The Recitals are incorporated herein as a substantive part of this Agreement and the parties hereto acknowledge that such Recitals are true and correct.

(e)          Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns hereunder. In the event of any assignment or transfer by Purchaser of any of the Pledgor’s obligations under the Financing Documents or the collateral therefor, Purchaser thereafter shall be fully discharged from any responsibility with respect to such collateral so assigned or transferred, but Purchaser shall retain all rights and powers given by this Agreement with respect to any of the Pledgor’s obligations under the Financing Documents or collateral not so assigned or transferred. Pledgor shall have no right to assign or delegate its rights or obligations hereunder.

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(f)          Severability. If any term, provision, covenant or condition of this Agreement or the application of such term, provision, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.

(g)          Notices. All notices required or permitted hereunder shall be given and shall become effective as provided in Section 12.3 of the Note Purchase Agreement. All notices to Pledgor shall be addressed in accordance with the information provided on the signature page hereto.

(h)          Remedies Cumulative. Each right, power and remedy of Purchaser as provided for in this Agreement, or in any of the other Financing Documents or now or hereafter existing by law, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, or in any of the other Financing Documents now or hereafter existing by law, and the exercise or beginning of the exercise by Purchaser of any one or more of such rights, powers or remedies shall not preclude the later exercise by Purchaser of any other rights, powers or remedies.

(i)          Time of the Essence; Survival; Joint and Several Liability. Time is of the essence of this Agreement and each and every term, covenant and condition contained herein. All covenants, agreements, representations and warranties made in this Agreement or in any of the other Financing Documents shall continue in full force and effect so long as any of the obligations of any party under the Financing Documents (other than Purchaser) remain outstanding. Each person or entity constituting Pledgor shall be jointly and severally liable for all of the obligations of Pledgor under this Agreement.

(j)          Further Assurances. Pledgor hereby agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Purchaser may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Purchaser or any of its agents to exercise and enforce its rights and remedies under this Agreement with respect to any portion of such collateral.

(k)          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original, but all of which shall constitute one in the same instrument. As used in this Agreement, the term “this Agreement” shall include all attachments, exhibits, schedules, riders and addenda.

(l)          Costs. Pledgor shall be responsible for the payment of any and all reasonable fees, costs and expenses which Purchaser may incur by reason of this Agreement, including, but not limited to, the following: (i) any taxes of any kind related to any property or interests assigned or pledged hereunder; (ii) expenses incurred in filing public notices relating to any property or interests assigned or pledged hereunder; and (iii) any and all costs, expenses and fees (including, without limitation, reasonable attorneys’ fees and expenses and court costs and fees), whether or not litigation is commenced, incurred by Purchaser in protecting, insuring, maintaining, preserving, attaching, perfecting, enforcing, collecting or foreclosing upon any lien, security interest, right or privilege granted to Purchaser or any obligation of Pledgor under this Agreement, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to this Agreement or any property or interests assigned or pledged hereunder.

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(m)         No Defenses. Pledgor’s obligations under this Agreement shall not be subject to any set-off, counterclaim or defense to payment that Pledgor now has or may have in the future.

(n)          Cooperation in Discovery and Litigation. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Agreement, all directors, officers, employees and agents of Pledgor or of its affiliates shall be deemed to be employees or managing agents of Pledgor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Pledgor agrees that Purchaser’s counsel in any such dispute resolution proceeding may examine any of these individuals as if under cross-examination and that any discovery deposition of any of them may be used in that proceeding as if it were an evidence deposition. Pledgor in any event will use all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Purchaser, all persons and entities, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

(o)          CHOICE OF LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS RELATING TO THIS AGREEMENT (EACH, A “PROCEEDING”), PLEDGOR HEREBY (A) SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO PURCHASER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE PURCHASER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OR PROCESS IN ANY PROCEEDING IN ANY NEW YORK STATE OR UNITED STATES COURT SITTING IN THE STATE OF NEW YORK MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO PLEDGOR AT THE ADDRESS INDICATED HEREIN, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT IF PLEDGOR SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

17.         WAIVER OF JURY TRIAL. PLEDGOR HEREBY (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY PLEDGOR, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. PURCHASER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF PLEDGOR’S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, PLEDGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF PURCHASER (INCLUDING THEIR RESPECTIVE COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO PLEDGOR THAT PURCHASER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

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18.         Notwithstanding anything in this Agreement to the contrary, so long as the Subordination Agreement dated January 22, 2015 (as hereafter amended, modified or restated, the “Subordination Agreement”) by and between MidCap Financial Trust (“MidCap”) and Purchaser remains in effect, Pledgor and Issuer shall be deemed to have complied fully with any and all obligations imposed under this Agreement for the delivery of physical possession of, or the making of payments or remittance of funds to, Purchaser with respect to any Collateral, any proceeds thereof or payments thereunder, any certificates, stock powers, instruments or other documents evidencing the Collateral or necessary for the perfection of a security interest therein, or any other tangible or intangible personal property (any of the foregoing deliveries, payments or remittances referred to as a “Delivery,” and collectively as “Deliveries”), to the extent that any such Delivery shall have been made to MidCap in its capacity as “Senior Lender” (as defined in the Subordination Agreement). The Deliveries subject to the provisions of this Section include (without limitation) the deliveries and remittances required pursuant to Section 2, Section 3, Section 5(d) and Section 5(e) of this Agreement; provided, however that the term “Deliveries” shall not be deemed to include the delivery of financing statements as described in Section 5(f) or the delivery of Pledge Amendments as described in Section 5(j).

[Signature Pages Follow]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitute an agreement executed under seal, each of the parties have caused this Agreement to be executed under seal the day and year first above mentioned.

PLEDGOR:	TWINLAB CONSOLIDATION CORPORATION. By: /s/ Thomas A. Tolworthy (SEAL) Name: Thomas A. Tolworthy Title: Chief Executive Officer and President
Pledgor Contact Information: Twinlab Consolidation Corporation 632 Broadway, Suite 201 New York, NY 10012 Attention: Thomas A. Tolworthy, Chief Executive Officer and President

[SIGNATURE PAGE TO PENTA/TWINLAB CONSOLIDATION CORPORATION PLEDGE AGREEMENT]

PURCHASER:

PENTA MEZZANINE SBIC FUND I, L.P.,

a Delaware limited partnership

By:   Penta Mezzanine SBIC Fund I GP, LLC, its General Partner

By: /s/ Richard E. Mount                             (SEAL)

Name: Richard E. Mount

Title: Authorized Member

[SIGNATURE PAGE TO PENTA/TWINLAB CONSOLIDATION CORPORATION PLEDGE AGREEMENT]

SCHEDULE I

Pledged Interests

Name of Pledgor:	Twinlab Consolidation Corporation

Issuer Name:	Twinlab Holdings, Inc.

Type of Type of Entity of Issuer:	Corporation

Jurisdiction of Organization of Issuer:	Michigan

Organizational ID No. of Issuer:	MI03048C

Tax ID No. of Issuer:	[ ]

Class of Interests in Issuer:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

Name of Pledgor:	Twinlab Consolidation Corporation

Issuer Name:	TCC CM Subco I, Inc.

Type of Type of Entity of Issuer:	Corporation

Jurisdiction of Organization of Issuer:	Delaware

Organizational ID No. of Issuer:	DE5661868

Tax ID No. of Issuer:	[ ]

Class of Interests in Issuer:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

Name of Pledgor:	Twinlab Consolidation Corporation

Issuer Name:	TCC CM Subco II, Inc.

Type of Type of Entity of Issuer:	Corporation

Jurisdiction of Organization of Issuer:	Delaware

Organizational ID No. of Issuer:	DE5661869

Tax ID No. of Issuer:	[ ]

Class of Interests in Issuer:	Common Stock

Equity Interest Certificate No.:	1

Number of Units:	100

Percentage of Outstanding Equity Interest:	100%

SCHEDULE II

Pledgor Information

Name of Pledgor:	Twinlab Consolidation Corporation

Type of Entity of Pledgor:	Corporation

Jurisdiction of Organization of Pledgor:	Delaware

Organizational ID No. of Pledgor:	DE5407822

Tax ID No. of Pledgor:	[ ]

SCHEDULE III

STOCK POWER

FOR VALUE RECEIVED, the undersigned, _________________________, a __________ corporation (“Pledgor”), does hereby sell, assign and transfer to __________________________________* all of its Equity Interests (as hereinafter defined) represented by Certificate No(s). __________* in _____________________, a ______________________ corporation (“Issuer”), standing in the name of Pledgor on the books of said Issuer. Pledgor does hereby irrevocably constitute and appoint ________________________________*, as attorney, to transfer the Equity Interest in said Issuer with full power of substitution in the premises. The term “Equity Interest” means any security, share, unit, partnership interest, membership interest, ownership interest, equity interest, option, warrant, participation, “equity security” (as such term is defined in Rule 3(a)11 1 of the General Rules and Regulations of the Securities Exchange Act of 1934, as amended, or any similar statute then in effect, promulgated by the Securities and Exchange Commission and any successor thereto) or analogous interest (regardless of how designated) of or in a corporation, partnership, limited partnership, limited liability company, limited liability partnership, business trust or other entity, of whatever nature, type, series or class, whether voting or nonvoting, certificated or uncertificated, common or preferred, and all rights and privileges incident thereto.

Dated:______________________________	PLEDGOR: [NAME OF PLEDGOR] By:________________________________(SEAL) Name:____________________________________ Its: ______________________________________

*To Remain Blank - Not Completed at Closing

SCHEDULE IV

PLEDGE AMENDMENT

This Pledge Amendment, dated ________________, 20___ is delivered pursuant to Section 5(i) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 4 of the Pledge Agreement are and continue to be true and correct, both as to the Collateral pledged prior to this Pledge Amendment and as to the Collateral pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated _________ ____, 201__, between undersigned, as Pledgor, and Penta Mezzanine SBIC Fund I, L.P., as Purchaser (as may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), and that the Ownership Interests listed on this Pledge Amendment shall be and become a part of the Pledged Interests and Pledged Collateral referred to in said Pledge Agreement and shall secure all Obligations referred to and in accordance with said Pledge Agreement. Schedule I of the Pledge Agreement shall be deemed amended to include the Ownership Interests listed on this Pledge Amendment. The undersigned acknowledge that any Ownership Interests issued by Issuer owned by Pledgor not included in the Pledged Collateral at the discretion of Purchaser may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Obligations.

PLEDGOR: [NAME OF PLEDGOR] By:________________________________(SEAL) Name:____________________________________ Its: ______________________________________

SCHEDULE IV- continued

Name and Address of Pledgor	Issuer	Class of Equity Interest	Certificate Number(s)	Number of Shares

Initial Principal Amount	Issue Date	Maturity Date	Interest Rate